UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8K

                                 Current Report

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                       January 8, 2016 (January 8, 2016)



                         Commission File No. 000-54636


                              SIGNAL ADVANCE, INC.
              (Exact name of registrant as specified in its charter)




                                    Texas
          (State or Other Jurisdiction of Incorporation or Organization)


                                   76-0373052
                      (IRS Employer Identification Number)

                              2520 County Road 81
                             Rosharon, Texas 77583
                                (713) 510-7445
           (Address and telephone number of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 1 - Registrant's Business and Operations

Item 1.01   Entry into a Material Definitive Agreement.

On January 8, 2016, Signal Advance, Inc., a Texas corporation (the "Company"), entered into a Consulting Agreement (the "Consulting Agreement") with Kevin Fickle, an individual ("Consultant"). The Consulting Agreement is for a term of eight (8) months and requires Consultant to provide certain investor relations services to the Company in exchange for 200,000 shares of the Company's common stock (the "Shares").

The Shares are to be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933. The sale of the Shares does not involve a public offering, and there was no general solicitation or general advertising involved in the offer or sale of the Shares. The Company provided access to all material information that Consultant requested and all information necessary to verify such information, and Consultant was afforded access to the Company's management in connection with the issuance of the Shares. Consultant os acquiring the Shares for investment purposes and not with a view toward distribution, acknowledging such intent to the Company. Consultant understands the ramifications of its actions. The Shares contain a legend restricting transferability absent registration or applicable exemption.

The description of the Consulting Agreement, above, is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as
Exhibit 10.1 and incorporated in this Item 1.01 by reference.


Section 3 - Securities and Trading Markets

Item 3.02   Unregistered Sales of Equity Securities.

The disclosure required by this Item 3.02 is included in Item 1.01 and is incorporated herein by reference.


Section 9 - Financial Statements and Exhibits.

Item 9.01   Financial Statements and Exhibits.

  d) Exhibits

     10.1 Consulting Agreement



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Signal Advance, Inc.

Dated: January 8, 2016                  /s/ Chris M. Hymel
                                        -----------------------------
                                        By: Chris M. Hymel, President
                                            & Chief Executive Officer

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